Exhibit 99.2

W. P. Carey Inc.
Supplemental Information
Second Quarter 2016

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs and Carey Credit Income Fund, or CCIF. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Amounts may not sum to totals due to rounding.

W. P. Carey Inc.
Supplemental Information – Second Quarter 2016

W. P. Carey Inc.
Overview – Second Quarter 2016

Summary Metrics
As of or for the three months ended June 30, 2016.

Financial Results
		Segment
		Owned Real Estate	Investment Management	Consolidated
Revenues, excluding reimbursable costs – consolidated ($'000)		$176,436	$22,345	$198,781
Net income attributable to W. P. Carey ($'000)		51,404	257	51,661
Net income attributable to W. P. Carey per diluted share		0.48	0.00	0.48
Normalized pro rata cash NOI from real estate ($'000) (a) (b)		174,702	N/A	174,702
Adjusted EBITDA ($'000) (a) (b)		178,381	5,726	184,107
AFFO attributable to W. P. Carey ($'000) (a) (b)		130,538	1,700	132,238
AFFO attributable to W. P. Carey per diluted share (a) (b)		1.22	0.02	1.24

Distributions declared per share – second quarter				0.9800
Distributions declared per share – second quarter annualized				3.92
Dividend yield – annualized, based on quarter end share price of $69.42				5.6%
Dividend payout ratio – second quarter (c)				79.0%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $69.42 ($'000)				$7,300,730
Pro rata net debt ($'000) (d)				4,409,327
Enterprise value ($'000)				11,710,057

Total capitalization ($'000) (e)				11,883,362

Total consolidated debt ($'000)				4,641,928
Gross assets ($'000) (f)				9,102,991
Liquidity ($'000) (g)				878,899

Pro rata net debt to enterprise value (b)				37.7%
Pro rata net debt to adjusted EBITDA (annualized) (a) (b)				6.0x
Total consolidated debt to gross assets				51.0%

Weighted-average interest rate (b)				3.8%
Weighted-average debt maturity (years) (b)				4.4

Standard & Poor's Rating Services – issuer rating				BBB (stable)
Moody's Investors Service – corporate rating				Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties				914
Number of operating properties				2
Number of tenants – net-leased properties				221

ABR from Investment Grade tenants as a % of total ABR – net-leased properties (h)				19.5%
ABR from Implied Investment Grade tenants as a % of total ABR – net-leased properties (i)				8.7%

Net-leased properties – square footage (millions)				92.8

Occupancy – net-leased properties (j)				98.8%
Weighted-average remaining lease term (years)				9.4

Acquisitions – second quarter ($'000)				$385,835
Dispositions – second quarter ($'000)				159,735

Managed Programs	CPA® REITs	CWI REITs	CCIF	Total
AUM ($'000) (k)	$7,839,655	$3,701,202	$168,391	$11,709,248
Acquisitions – second quarter ($'000)	122,238	59,517	N/A	181,755
Dispositions – second quarter ($'000)	63,114	—	N/A	63,114
________

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Second Quarter 2016

(a)
Normalized pro rata cash NOI, Adjusted EBITDA and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents distributions declared per share divided by diluted AFFO per share.

(d)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)	Gross assets represent consolidated total assets before accumulated depreciation.

(g)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(h)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of June 30, 2016.

(i)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of June 30, 2016.

(j)	Average occupancy for our two hotels was 86.4% for the three months ended June 30, 2016.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Second Quarter 2016

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Jun. 30, 2016	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$174,702	$698,808

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	5,859	23,436
CPA®:18 – Global (10% of Available Cash)	2,380	9,520
CWI 1 (8% of Available Cash)	1,269	5,076
CWI 2 (7.5% of Available Cash)	252	1,008
	9,760	39,040

Investment Management	Three Months Ended Jun. 30, 2016	Twelve Months Ended Jun. 30, 2016
Adjusted EBITDA (a)	$5,726	$42,976

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Jun. 30, 2016
Assets
Book value of real estate excluded from NOI (c)		$42,665
Cash and cash equivalents		173,305
Due from affiliates		57,353

Other assets, net:
Restricted cash, including escrow		$80,813
Securities and derivatives		51,949
Straight-line rent adjustments		45,605
Other intangible assets, net		43,780
Accounts receivable		32,974
Deferred charges		32,626
Prepaid expenses		28,324
Investment in assets of affiliate, leasehold improvements, furniture and fixtures		21,541
Note receivable		10,424
Other		197
Total other assets, net		$348,233

Liabilities
Total pro rata debt outstanding (d)		$4,582,632
Distributions payable		104,911
Deferred income taxes		72,699
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$116,859
Prepaid and deferred rents		86,723
Tenant security deposits		28,032
Accrued taxes payable		17,553
Straight-line rent adjustments		2,999
Other		18,436
Total accounts payable, accrued expenses and other liabilities		$270,602

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Second Quarter 2016

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.3% ownership)	11,142,201	$10.24	(f)	$114,096
CPA®:18 – Global (1.2% ownership)	1,575,163	7.90	(g)	12,444
CWI 1 (1.1% ownership)	1,501,028	10.66	(h)	16,001
CWI 2 (0.5% ownership)	244,564	10.53	(i)	2,575
CCIF (22.9% ownership) (j)	2,777,778	9.00		25,000
				$170,116
________

(a)
Normalized pro rata cash NOI and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Separate from operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2015. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)
We own shares of CPA®:18 – Global’s Class A common stock. The NAV for CPA®:18 – Global’s Class A common stock was determined as of March 31, 2016. We calculated the NAV for CPA®:18 – Global’s Class A common stock by relying in part on an estimate of the fair market value of CPA®:18 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party), as well as other adjustments.

(h)
We calculated CWI 1’s NAV relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to us) and CWI 1’s other net assets and liabilities at the same date. CWI 1’s NAV was based on shares of common stock outstanding at December 31, 2015.

(i)
We own shares of CWI 2’s Class A common stock. The NAV for CWI 2’s Class A common stock was determined as of December 31, 2015. We calculated the NAV for CWI 2’s Class A common stock by relying in part on an appraisal of the fair market value of CWI 2’s real estate portfolio at December 31, 2015, and estimates of the fair market value of CWI 2’s mortgage debt at the same date. The net amount was then adjusted for other net assets and liabilities and our interest in disposition proceeds at December 31, 2015.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect the NAV at June 30, 2016.

Investing for the long runTM | 4

W. P. Carey Inc.
Financial Results
Second Quarter 2016

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Second Quarter 2016

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Revenues
Owned Real Estate:
Lease revenues	$167,328	$175,244	$169,476	$164,741	$162,574
Operating property revenues (a)	8,270	6,902	6,870	8,107	8,426
Reimbursable tenant costs	6,391	6,309	5,423	5,340	6,130
Lease termination income and other (b)	838	32,541	15,826	2,988	3,122
	182,827	220,996	197,595	181,176	180,252
Investment Management:
Asset management revenue	15,005	14,613	13,748	13,004	12,073
Reimbursable costs	12,094	19,738	27,436	11,155	7,639
Structuring revenue	5,968	12,721	24,382	8,207	37,808
Dealer manager fees	1,372	2,172	2,089	1,124	307
	34,439	49,244	67,655	33,490	57,827
	217,266	270,240	265,250	214,666	238,079
Operating Expenses
Depreciation and amortization	66,581	84,452	74,237	75,512	65,166
Impairment charges	35,429	—	7,194	19,438	591
General and administrative	20,951	21,438	24,186	22,842	26,376
Reimbursable tenant and affiliate costs	18,485	26,047	32,859	16,495	13,769
Property expenses, excluding reimbursable tenant costs	10,510	17,772	20,695	11,120	11,020
Stock-based compensation expense	4,001	6,607	5,562	3,966	5,089
Dealer manager fees and expenses	2,620	3,352	3,519	3,185	2,327
Subadvisor fees (c)	1,875	3,293	2,747	1,748	4,147
Restructuring and other compensation (d)	452	11,473	—	—	—
Property acquisition and other expenses (e) (f)	(207)	5,566	(20,097)	4,760	1,897
	160,697	180,000	150,902	159,066	130,382
Other Income and Expenses
Interest expense	(46,752)	(48,395)	(49,001)	(49,683)	(47,693)
Equity in earnings of equity method investments in the Managed Programs and real estate	16,429	15,011	12,390	12,635	14,272
Other income and (expenses)	426	3,871	(7,830)	6,608	7,641
	(29,897)	(29,513)	(44,441)	(30,440)	(25,780)
Income before income taxes and gain on sale of real estate	26,672	60,727	69,907	25,160	81,917
Benefit from (provision for) income taxes	8,217	(525)	(17,270)	(3,361)	(15,010)
Income before gain on sale of real estate	34,889	60,202	52,637	21,799	66,907
Gain on sale of real estate, net of tax	18,282	662	3,507	1,779	16
Net Income	53,171	60,864	56,144	23,578	66,923
Net income attributable to noncontrolling interests	(1,510)	(3,425)	(5,095)	(1,833)	(3,575)
Net Income Attributable to W. P. Carey	$51,661	$57,439	$51,049	$21,745	$63,348

Basic Earnings Per Share	$0.48	$0.54	$0.48	$0.20	$0.60
Diluted Earnings Per Share	$0.48	$0.54	$0.48	$0.20	$0.59
Weighted-Average Shares Outstanding
Basic	106,310,362	105,939,161	105,818,926	105,813,237	105,764,032
Diluted	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983

Distributions Declared Per Share	$0.9800	$0.9742	$0.9646	$0.9550	$0.9540
________

(a)	Comprised of revenues of $8.3 million from two hotels for the three months ended June 30, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016, and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million, and $4.5 million, respectively.

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Second Quarter 2016

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Second Quarter 2016

Statements of Income, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Revenues
Lease revenues	$167,328	$175,244	$169,476	$164,741	$162,574
Operating property revenues (a)	8,270	6,902	6,870	8,107	8,426
Reimbursable tenant costs	6,391	6,309	5,423	5,340	6,130
Lease termination income and other (b)	838	32,541	15,826	2,988	3,122
	182,827	220,996	197,595	181,176	180,252

Operating Expenses
Depreciation and amortization	65,457	83,360	73,189	74,529	64,150
Impairment charges	35,429	—	7,194	19,438	591
Property expenses, excluding reimbursable tenant costs	10,510	17,772	20,695	11,120	11,020
General and administrative	8,656	9,544	10,513	10,239	11,772
Reimbursable tenant costs	6,391	6,309	5,423	5,340	6,130
Stock-based compensation expense	907	1,837	1,929	1,468	2,021
Property acquisition and other expenses (c) (d)	78	2,897	(21,123)	3,642	1,897
Restructuring and other compensation (e)	(13)	4,426	—	—	—
	127,415	126,145	97,820	125,776	97,581
Other Income and Expenses
Interest expense	(46,752)	(48,395)	(49,001)	(49,683)	(47,693)
Equity in earnings of equity method investments in the Managed REITs and real estate	15,900	15,166	13,564	13,575	14,110
Other income and (expenses)	662	3,775	(7,593)	6,588	7,442
	(30,190)	(29,454)	(43,030)	(29,520)	(26,141)
Income before income taxes and gain on sale of real estate	25,222	65,397	56,745	25,880	56,530
Benefit from (provision for) income taxes	9,410	(2,088)	(10,129)	(5,247)	(3,845)
Income before gain on sale of real estate	34,632	63,309	46,616	20,633	52,685
Gain on sale of real estate, net of tax	18,282	662	3,507	1,779	16
Net Income from Owned Real Estate	52,914	63,971	50,123	22,412	52,701
Net income attributable to noncontrolling interests	(1,510)	(3,425)	(5,090)	(1,814)	(1,591)
Net Income from Owned Real Estate Attributable to W. P. Carey	$51,404	$60,546	$45,033	$20,598	$51,110

Basic Earnings Per Share	$0.48	$0.57	$0.43	$0.19	$0.48
Diluted Earnings Per Share	$0.48	$0.57	$0.42	$0.19	$0.48
Weighted-Average Shares Outstanding
Basic	106,310,362	105,939,161	105,818,926	105,813,237	105,764,032
Diluted	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983
________

(a)	Comprised of revenues of $8.3 million from two hotels for the three months ended June 30, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(e)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Second Quarter 2016

Statements of Income, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Revenues
Asset management revenue	$15,005	$14,613	$13,748	$13,004	$12,073
Reimbursable costs	12,094	19,738	27,436	11,155	7,639
Structuring revenue	5,968	12,721	24,382	8,207	37,808
Dealer manager fees	1,372	2,172	2,089	1,124	307
	34,439	49,244	67,655	33,490	57,827
Operating Expenses
General and administrative	12,295	11,894	13,673	12,603	14,604
Reimbursable costs from affiliates	12,094	19,738	27,436	11,155	7,639
Stock-based compensation expense	3,094	4,770	3,633	2,498	3,068
Dealer manager fees and expenses	2,620	3,352	3,519	3,185	2,327
Subadvisor fees (a)	1,875	3,293	2,747	1,748	4,147
Depreciation and amortization	1,124	1,092	1,048	983	1,016
Restructuring and other compensation (b)	465	7,047	—	—	—
Property acquisition and other expenses (c)	(285)	2,669	1,026	1,118	—
	33,282	53,855	53,082	33,290	32,801
Other Income and Expenses
Equity in earnings (losses) of equity method investment in Carey Credit Income Fund	529	(155)	(1,174)	(940)	162
Other income and (expenses)	(236)	96	(237)	20	199
	293	(59)	(1,411)	(920)	361
Income (loss) before income taxes	1,450	(4,670)	13,162	(720)	25,387
(Provision for) benefit from income taxes	(1,193)	1,563	(7,141)	1,886	(11,165)
Net Income (Loss) from Investment Management	257	(3,107)	6,021	1,166	14,222
Net income attributable to noncontrolling interests	—	—	(5)	(19)	(1,984)
Net Income (Loss) from Investment Management Attributable to W. P. Carey	$257	$(3,107)	$6,016	$1,147	$12,238

Basic Earnings (Loss) Per Share	$0.00	$(0.03)	$0.06	$0.01	$0.12
Diluted Earnings (Loss) Per Share	$0.00	$(0.03)	$0.06	$0.01	$0.12
Weighted-Average Shares Outstanding
Basic	106,310,362	105,939,161	105,818,926	105,813,237	105,764,032
Diluted	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983
________

(a)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(b)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(c)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Second Quarter 2016

FFO and AFFO, Consolidated – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income attributable to W. P. Carey	$51,661	$57,439	$51,049	$21,745	$63,348
Adjustments:
Depreciation and amortization of real property	65,096	82,957	72,729	74,050	63,688
Impairment charges	35,429	—	7,194	19,438	591
Gain on sale of real estate, net	(18,282)	(662)	(3,507)	(1,779)	(16)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,662)	(2,625)	(3,585)	(2,632)	(2,640)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,331	1,309	1,275	1,293	1,296
Total adjustments	80,912	80,979	74,106	90,370	62,919
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	132,573	138,418	125,155	112,115	126,267
Adjustments:
Tax (benefit) expense – deferred	(16,535)	(2,988)	6,147	(1,412)	(1,372)
Above- and below-market rent intangible lease amortization, net (b)	13,105	(1,818)	6,810	10,184	13,220
Stock-based compensation	4,001	6,607	5,562	3,966	5,089
Straight-line and other rent adjustments (c)	(2,234)	(26,912)	(17,558)	(1,832)	(3,070)
Amortization of deferred financing costs	1,305	1,354	1,473	1,489	1,489
Realized losses (gains) on foreign currency	1,222	(212)	591	367	415
Restructuring and other compensation (d)	452	11,473	—	—	—
Other amortization and non-cash items (e)	(360)	(3,833)	871	(2,988)	(6,574)
Property acquisition and other expenses (f) (g)	(207)	5,566	(20,097)	4,760	1,897
(Gain) loss on extinguishment of debt	(112)	1,925	7,950	(2,305)	—
Allowance for credit losses	—	7,064	8,748	—	—
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(841)	1,321	3,473	2,460	1,660
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (h)	(131)	1,499	6,426	(156)	15
Total adjustments	(335)	1,046	10,396	14,533	12,769
AFFO Attributable to W. P. Carey (a)	$132,238	$139,464	$135,551	$126,648	$139,036

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$132,573	$138,418	$125,155	$112,115	$126,267
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.24	$1.30	$1.18	$1.05	$1.19
AFFO attributable to W. P. Carey (a)	$132,238	$139,464	$135,551	$126,648	$139,036
AFFO attributable to W. P. Carey per diluted share (a)	$1.24	$1.31	$1.27	$1.19	$1.31
Diluted weighted-average shares outstanding	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 10

W. P. Carey Inc.
Financial Results – Second Quarter 2016

(g)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million and $4.5 million, respectively.

(h)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 11

W. P. Carey Inc.
Financial Results – Second Quarter 2016

FFO and AFFO, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$51,404	$60,546	$45,033	$20,598	$51,110
Adjustments:
Depreciation and amortization of real property	65,096	82,957	72,729	74,050	63,688
Impairment charges	35,429	—	7,194	19,438	591
Gain on sale of real estate, net	(18,282)	(662)	(3,507)	(1,779)	(16)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,662)	(2,625)	(3,585)	(2,632)	(2,640)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,331	1,309	1,275	1,293	1,296
Total adjustments	80,912	80,979	74,106	90,370	62,919
FFO Attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	132,316	141,525	119,139	110,968	114,029
Adjustments:
Tax (benefit) expense – deferred	(14,826)	(1,499)	1,804	(28)	(1,856)
Above- and below-market rent intangible lease amortization, net (b)	13,105	(1,818)	6,810	10,184	13,220
Straight-line and other rent adjustments (c)	(2,234)	(26,912)	(17,558)	(1,832)	(3,070)
Amortization of deferred financing costs	1,305	1,354	1,473	1,489	1,489
Realized losses (gains) on foreign currency	1,204	(245)	594	321	390
Stock-based compensation	907	1,837	1,929	1,468	2,021
Other amortization and non-cash items (d)	(749)	(3,877)	447	(3,093)	(6,507)
(Gain) loss on extinguishment of debt	(112)	1,925	7,950	(2,305)	—
Property acquisition and other expenses (e) (f)	78	2,897	(21,123)	3,642	1,897
Restructuring and other compensation (g)	(13)	4,426	—	—	—
Allowance for credit losses	—	7,064	8,748	—	—
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(312)	1,038	1,767	1,222	1,660
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (h)	(131)	1,499	6,426	(156)	15
Total adjustments	(1,778)	(12,311)	(733)	10,912	9,259
AFFO Attributable to W. P. Carey - Owned Real Estate (a)	$130,538	$129,214	$118,406	$121,880	$123,288

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	$132,316	$141,525	$119,139	$110,968	$114,029
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Owned Real Estate (a)	$1.24	$1.33	$1.12	$1.04	$1.07
AFFO attributable to W. P. Carey - Owned Real Estate (a)	$130,538	$129,214	$118,406	$121,880	$123,288
AFFO attributable to W. P. Carey per diluted share - Owned Real Estate (a)	$1.22	$1.21	$1.11	$1.15	$1.16
Diluted weighted-average shares outstanding	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 12

W. P. Carey Inc.
Financial Results – Second Quarter 2016

(f)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(g)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(h)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 13

W. P. Carey Inc.
Financial Results – Second Quarter 2016

FFO and AFFO, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$257	$(3,107)	$6,016	$1,147	$12,238
FFO Attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	257	(3,107)	6,016	1,147	12,238
Adjustments:
Stock-based compensation	3,094	4,770	3,633	2,498	3,068
Tax (benefit) expense – deferred	(1,709)	(1,489)	4,343	(1,384)	484
Restructuring and other compensation (b)	465	7,047	—	—	—
Other amortization and non-cash items (c)	389	44	424	105	(67)
Property acquisition and other expenses (d)	(285)	2,669	1,026	1,118	—
Realized losses (gains) on foreign currency	18	33	(3)	46	25
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(529)	283	1,706	1,238	—
Total adjustments	1,443	13,357	11,129	3,621	3,510
AFFO Attributable to W. P. Carey - Investment Management (a)	$1,700	$10,250	$17,145	$4,768	$15,748

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	$257	$(3,107)	$6,016	$1,147	$12,238
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Investment Management (a)	$0.00	$(0.03)	$0.06	$0.01	$0.12
AFFO attributable to W. P. Carey - Investment Management (a)	$1,700	$10,250	$17,145	$4,768	$15,748
AFFO attributable to W. P. Carey per diluted share - Investment Management (a)	$0.02	$0.10	$0.16	$0.04	$0.15
Diluted weighted-average shares outstanding	106,530,036	106,405,453	106,383,786	106,337,040	106,281,983
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(c)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

Investing for the long runTM | 14

W. P. Carey Inc.
Financial Results – Second Quarter 2016

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended June 30, 2016.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Owned Real Estate:
Lease revenues	$167,328	$4,773	$(5,883)	$166,218	$9,276	(e)	$175,494
Operating property revenues:
Hotel revenues	8,263	—	—	8,263	—		8,263
Self-storage revenues	7	—	—	7	—		7
Reimbursable tenant costs	6,391	22	(145)	6,268	—		6,268
Lease termination income and other	838	—	(1)	837	963	(f)	1,800
	182,827	4,795	(6,029)	181,593	10,239		191,832
Investment Management:
Asset management revenue	15,005	—	—	15,005	—		15,005
Reimbursable costs	12,094	—	—	12,094	—		12,094
Structuring revenue	5,968	—	—	5,968	—		5,968
Dealer manager fees	1,372	—	—	1,372	—		1,372
	34,439	—	—	34,439	—		34,439
	217,266	4,795	(6,029)	216,032	10,239		226,271
Operating Expenses
Depreciation and amortization	66,581	372	(2,668)	64,285	(62,809)	(g)	1,476
Impairment charges	35,429	—	—	35,429	(35,429)		—
General and administrative	20,951	—	(18)	20,933	—		20,933
Reimbursable tenant and affiliate costs	18,485	22	(142)	18,365	—		18,365
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,791	—	—	5,791	—		5,791
Non-reimbursable property expenses	4,719	20	(97)	4,642	(35)	(h)	4,607
Stock-based compensation expense	4,001	—	—	4,001	(4,001)	(h)	—
Dealer manager fees and expenses	2,620	—	—	2,620	—		2,620
Subadvisor fees (i)	1,875	—	—	1,875	—		1,875
Restructuring and other compensation (j)	452	—	(19)	433	(433)	(k)	—
Property acquisition and other expenses	(207)	—	50	(157)	157	(l)	—
	160,697	414	(2,894)	158,217	(102,550)		55,667
Other Income and Expenses
Interest expense	(46,752)	(579)	1,836	(45,495)	605	(m)	(44,890)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Income related to our general partnership interests in the Managed REITs (n)	10,161	—	(317)	9,844	—		9,844
Joint ventures	3,198	(3,818)	(1)	(621)	959	(o)	338
Income related to our ownership in the Managed Programs	3,070	—	—	3,070	(696)	(p)	2,374
Equity in earnings of equity method investments in the Managed Programs and real estate	16,429	(3,818)	(318)	12,293	263		12,556
Other income and (expenses)	426	44	(175)	295	1,689	(q)	1,984
	(29,897)	(4,353)	1,343	(32,907)	2,557		(30,350)
Income before income taxes and gain on sale of real estate	26,672	28	(1,792)	24,908	115,346		140,254
Benefit from income taxes	8,217	(28)	282	8,471	(16,487)	(r)	(8,016)
Income before gain on sale of real estate	34,889	—	(1,510)	33,379	98,859		132,238
Gain on sale of real estate, net of tax	18,282	—	—	18,282	(18,282)		—
Net Income	53,171	—	(1,510)	51,661	80,577		132,238
Net income attributable to noncontrolling interests	(1,510)	—	1,510	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$51,661	$—	$—	$51,661	$80,577		$132,238
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.48						$1.24
________

Investing for the long runTM | 15

W. P. Carey Inc.
Financial Results – Second Quarter 2016

(a)	Consolidated amounts shown represent WPC's consolidated statement of income for the three months ended June 30, 2016.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
For the three months ended June 30, 2016, represents the reversal of amortization of above- or below-market lease intangibles of $12.5 million and the elimination of non-cash amounts related to straight-line rent of $3.2 million.

(f)	Primarily represents an adjustment of other income received from a tenant in May 2016 that was straight-lined for GAAP purposes.

(g)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(h)	Adjustment to exclude a non-cash item.

(i)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(j)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(k)	Represents the elimination of restructuring expenses considered non-recurring.

(l)	Adjustments to exclude a non-core item.

(m)	Represents the elimination of non-cash components of interest expense, such as deferred financing fees, debt premiums and discounts.

(n)	Amount includes 100% of CWI 2 general operating partnership distribution, including $0.1 million paid to subadvisors.

(o)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(p)
Represents Adjusted MFFO from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs. Adjusted MFFO is defined as MFFO adjusted for deferred taxes and excluding the adjustment for realized gains and losses on hedges.

(q)	Represents eliminations of gains (losses) related to the extinguishment of debt, foreign currency, unrealized gains (losses) on derivatives and other items.

(r)	Represents primarily elimination of deferred taxes.

Investing for the long runTM | 16

W. P. Carey Inc.
Financial Results – Second Quarter 2016

Capital Expenditures
In thousands.

Three Months Ended June 30, 2016
Tenant Improvements and Leasing Costs
Leasing costs	$989
Tenant improvements	372

Maintenance Capital Expenditures
Operating properties	$186
Net lease properties	2

Non-maintenance Capital Expenditures
Development, redevelopment, expansion and other capital expenditures (a)	$15,641
________

(a)
Of the $15.6 million total, $10.0 million related to the expansion of an existing asset and $1.9 million related to an ongoing development project. The remaining $3.7 million related to various other assets.

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization
Second Quarter 2016

Investing for the long runTM | 18

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Consolidated Balance Sheets
In thousands.

	Jun. 30, 2016	Dec. 31, 2015
Assets
Investments in real estate:
Real estate, at cost	$5,231,806	$5,309,925
Operating real estate, at cost	81,508	82,749
Accumulated depreciation	(420,420)	(381,529)
Net investments in properties	4,892,894	5,011,145
Net investments in direct financing leases	741,185	756,353
Assets held for sale, net (a)	276,336	59,046
Net investments in real estate	5,910,415	5,826,544
Equity investments in the Managed Programs and real estate (b)	286,775	275,473
Cash and cash equivalents	173,305	157,227
Due from affiliates	57,353	62,218
In-place lease and tenant relationship intangible assets, net	843,154	902,848
Goodwill	640,588	681,809
Above-market rent intangible assets, net	422,748	475,072
Other assets, net	348,233	360,898
Total Assets	$8,682,571	$8,742,089

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,110,441	$2,269,421
Senior Unsecured Notes, net	1,487,864	1,476,084
Senior Unsecured Credit Facility - Revolver	793,770	485,021
Senior Unsecured Credit Facility - Term Loan, net	249,853	249,683
Accounts payable, accrued expenses and other liabilities	270,602	342,374
Below-market rent and other intangible liabilities, net	128,466	154,315
Deferred income taxes	72,699	86,104
Distributions payable	104,911	102,715
Total liabilities	5,218,606	5,165,717
Redeemable noncontrolling interest	965	14,944

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	105	104
Additional paid-in capital	4,316,732	4,282,042
Distributions in excess of accumulated earnings	(839,162)	(738,652)
Deferred compensation obligation	60,789	56,040
Accumulated other comprehensive loss	(206,201)	(172,291)
Total W. P. Carey stockholders' equity	3,332,263	3,427,243
Noncontrolling interests	130,737	134,185
Total equity	3,463,000	3,561,428
Total Liabilities and Equity	$8,682,571	$8,742,089
________

(a)
At June 30, 2016, we had 18 properties classified as Assets held for sale, net, including (i) a domestic property with a carrying value of $135.1 million, (ii) a portfolio of 14 international properties with a carrying value of $120.3 million, and (iii) three international properties with an aggregate carrying value of $20.9 million. At December 31, 2015, we had two properties classified as Assets held for sale, net, one of which was sold during the six months ended June 30, 2016.

(b)
Our equity investments in the Managed Programs totaled $146.5 million and $133.5 million as of June 30, 2016 and December 31, 2015, respectively. Our equity investments in real estate joint ventures totaled $140.3 million and $142.0 million as of June 30, 2016 and December 31, 2015, respectively.

Investing for the long runTM | 19

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Capitalization
In thousands, except share and per share amounts. As of June 30, 2016.

Description	Shares	Share Price	Market Value
Equity
Common Equity	105,167,537	$69.42	$7,300,730
Preferred Equity			—
Total Equity Market Capitalization			7,300,730

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			2,033,762
Senior Unsecured Credit Facility – Revolver			793,770
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			555,100
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Total Pro Rata Debt			4,582,632

Total Capitalization			$11,883,362

Investing for the long runTM | 20

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Debt Overview
Dollars in thousands. Pro rata. As of June 30, 2016.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	3.7	5.6%	$1,630,681	35.6%
Variable:
Swapped	3.0	5.0%	246,074	5.4%
Floating	1.2	2.8%	83,165	1.8%
Future Rate Reset	8.6	4.5%	36,980	0.8%
Capped	0.8	0.7%	36,862	0.8%
Total Pro Rata Non-Recourse Debt	3.5	5.3%	2,033,762	44.4%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	6.6	2.0%	555,100
Senior Unsecured Notes (due April 1, 2024)	7.8	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	8.6	4.0%	450,000
Senior Unsecured Notes	7.6	3.5%	1,505,100	32.8%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (b)	1.6	1.1%	793,770	17.3%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (c)	0.6	1.7%	250,000	5.5%
Total Recourse Debt (d)	5.0	2.6%	2,548,870	55.6%

Total Pro Rata Debt Outstanding (a)	4.4	3.8%	$4,582,632	100.0%
________

(a)
Debt data is presented on a pro rata basis and includes unamortized deferred financing costs and unamortized discount, net for our non-recourse debt. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR), plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $0.7 billion as of June 30, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(c)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year.

(d)	Excludes unamortized discount on Senior Unsecured Notes totaling $7.4 million as of June 30, 2016.

Investing for the long runTM | 21

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Debt by Currency
Dollars in thousands. Pro rata. As of June 30, 2016.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD) (b)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$1,246,502		$352,654		$31,525		$1,630,681
Variable	174,228		223,624		5,229		403,081
Total Pro Rata Non-Recourse Debt	1,420,730	5.6%	576,278	4.7%	36,754	5.9%	2,033,762	5.3%

Recourse Debt
Fixed:
Senior Unsecured Notes	950,000		555,100		—		1,505,100
Variable:
Senior Unsecured Credit Facility – Revolver	378,000		415,770		—		793,770
Senior Unsecured Credit Facility – Term Loan	250,000		—		—		250,000
Total Recourse Debt (c)	1,578,000	3.2%	970,870	1.5%	—	—%	2,548,870	2.6%

Total Pro Rata Debt Outstanding (b)	$2,998,730	4.4%	$1,547,148	2.7%	$36,754	5.9%	$4,582,632	3.8%
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

(b)
Debt data is presented on a pro rata basis and includes unamortized deferred financing costs and unamortized discount, net for our non-recourse debt. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Excludes unamortized discount on Senior Unsecured Notes totaling $7.4 million as of June 30, 2016.

Investing for the long runTM | 22

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Debt Maturity
Dollars in thousands. Pro rata. As of June 30, 2016.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2016	95	$28,939	5.0%	$208,995	$210,606	4.6%
2017	86	89,917	5.3%	521,398	537,744	11.7%
2018	34	51,263	5.3%	263,741	280,265	6.1%
2019	11	15,885	6.1%	51,450	61,926	1.4%
2020	22	35,439	5.2%	179,163	218,234	4.8%
2021	11	20,726	5.9%	89,920	114,763	2.5%
2022	31	42,656	5.1%	201,924	247,101	5.4%
2023	26	36,437	5.2%	91,087	152,250	3.3%
2024	22	20,104	5.9%	3,444	63,996	1.4%
2025	14	14,038	5.0%	49,817	88,624	1.9%
Thereafter	8	12,158	6.4%	18,993	58,253	1.3%
Total Pro Rata Non-Recourse Debt	360	$367,562	5.3%	$1,679,932	2,033,762	44.4%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		555,100
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes			3.5%		1,505,100	32.8%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)			1.1%		793,770	17.3%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (d)			1.7%		250,000	5.5%
Total Recourse Debt (e)			2.6%		2,548,870	55.6%

Total Pro Rata Debt Outstanding			3.8%		$4,582,632	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes unamortized deferred financing costs, balloon payments, scheduled amortization and unamortized discount, net for our non-recourse debt.

(c)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $0.7 billion as of June 30, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year.

(e)	Excludes unamortized discount on Senior Unsecured Notes totaling $7.4 million as of June 30, 2016.

Investing for the long runTM | 23

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2016

Senior Unsecured Notes
As of June 30, 2016.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard & Poor's	BBB	Stable	BBB	Stable
Moody's	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of June 30, 2016
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	45.7%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	20.7%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.1x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	189.7%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate
Second Quarter 2016

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the six months ended June 30, 2016.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16 (N/A)

2Q16
Nord Anglia Education (3 properties) (a)	Coconut Creek and Windermere, Florida; and Houston, TX	$167,673	Apr-16; May-16	Education Facility	591,874
Forterra Building Products (49 properties) (b)	Various, United States (43 properties) and Canada (6 properties)	218,162	Apr-16	Industrial	4,069,982
Year-to-Date Total Acquisitions		$385,835			4,661,856

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16
Carey Storage (sold 38.3% interest)	Taunton, MA	$1,532	Feb-16	Self Storage	19,754
Kraft Foods Group, Inc. (c)	Northfield, IL	44,700	Feb-16	Office	679,109
Humco Holding Group, Inc. (vacant land parcel)	Orem, UT	1,000	Mar-16	Land	N/A
Amylin Pharmaceuticals, Inc. (2 properties)	San Diego, CA	55,000	Mar-16	Office	144,311
		102,232			843,174

2Q16
Vacant (formerly Pohjola Insurance Company) (d)	Helsinki, Finland	60,898	Apr-16	Office	391,522
Ericsson	Piscataway, NJ	92,500	May-16	Office	491,966
Vacant (formerly Hibbett Sports, Inc.)	Birmingham, AL	6,000	Jun-16	Warehouse	219,312
AutoZone, Inc.	Bessemer, AL	337	Jun-16	Retail	5,400
		159,735			1,108,200
Year-to-Date Total Dispositions		$261,967			1,951,374
________

(a)
We have also agreed to provide an additional $128.1 million of build-to-suit financing over the next four years in order to fund expansions of the existing facilities. The consummation of build-to-suit financing is subject to the satisfaction of various closing conditions, and there can be no assurance that we will enter into the build-to-suit financing.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

(c)	In connection with this disposition, we recognized lease termination income of $32.2 million during the six months ended June 30, 2016.

(d)
In April 2016, we transferred ownership of this property and the related non-recourse mortgage loan to the mortgage lender. Amount represents the carrying value of the mortgage loan on date of transfer.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Joint Ventures
Dollars in thousands. As of June 30, 2016.

Joint Venture or JV (Principal Tenant)	JV Partnership		Consolidated		Pro Rata (a)
	Partner	WPC %	Debt Outstanding	ABR	Debt Outstanding	ABR

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	CPA®:17 – Global	3.00%	$25,309	$2,970	$759	$89
C1000 Logistiek Vastgoed B.V. (b)	CPA®:17 – Global	15.00%	73,182	13,590	10,977	2,039
Actebis Peacock GmbH (b)	CPA®:17 – Global	30.00%	—	3,628	—	1,088
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	CPA®:17 – Global	33.33%	—	3,134	—	1,045
Frontier Spinning Mills, Inc.	CPA®:17 – Global	40.00%	—	5,135	—	2,054
The New York Times Company	CPA®:17 – Global	45.00%	105,563	26,844	47,504	12,080
Total Unconsolidated Joint Ventures			204,054	55,301	59,240	18,395

Consolidated Joint Ventures
Berry Plastics Corporation	CPA®:17 – Global	50.00%	24,726	7,310	12,363	3,655
Tesco PLC (b)	CPA®:17 – Global	51.00%	33,741	6,249	17,208	3,187
Dick’s Sporting Goods, Inc.	CPA®:17 – Global	55.10%	19,674	3,410	10,840	1,879
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	CPA®:17 – Global	63.48%	256,646	31,270	162,908	19,849
Eroski Sociedad Cooperativa (b)	CPA®:17 – Global	70.00%	—	2,190	—	1,533
Multi-tenant property in Illkirch-Graffens, France (b)	Third party	75.00%	7,366	622	5,524	466
U-Haul Moving Partners, Inc. and Mercury Partners, LP	CPA®:17 – Global	88.46%	—	36,008	—	31,853
McCoy-Rockford, Inc.	Third party	90.00%	3,671	689	3,304	620
Total Consolidated Joint Ventures			345,824	87,748	212,147	63,042
Total Unconsolidated and Consolidated Joint Ventures			$549,878	$143,049	$271,387	$81,437
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Top Ten Tenants
In thousands, except percentages. Pro rata. As of June 30, 2016.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$33,723	4.8%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	Various U.S.	78	31,853	4.6%
Carrefour France SAS (a) (b)	Retail, Warehouse	Retail Stores	France	16	27,505	3.9%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	26,597	3.8%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	22,100	3.2%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	Various U.S.	18	19,774	2.8%
Forterra Building Products (a) (c)	Industrial	Construction and Building	Various U.S. and Canada	49	17,077	2.5%
True Value Company	Warehouse	Retail Stores	Various U.S.	7	15,372	2.2%
OBI Group (a)	Office, Retail	Retail Stores	Poland	18	15,140	2.2%
UTI Holdings, Inc.	Education Facility	Consumer Services	Various U.S.	5	14,080	2.0%
Total (d)				387	$223,221	32.0%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	At June 30, 2016, all 16 properties were classified as held for sale, 14 of which were being marketed for sale as one portfolio and two of which were under individual contracts to sell.

(c)	Of the 49 properties leased to Forterra Building Products, 43 are located in the United States and six are located in Canada.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Diversification by Property Type
In thousands, except percentages. Pro rata. As of June 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
Industrial	$137,234	19.7%	28,310	30.5%	$58,629	17.8%	13,231	28.6%
Office	112,299	16.1%	6,794	7.3%	31,953	9.7%	2,291	5.0%
Warehouse	69,482	10.0%	13,987	15.1%	19,849	6.0%	4,423	9.6%
Retail	27,355	3.9%	2,248	2.4%	8,556	2.6%	981	2.1%
Self Storage	31,853	4.6%	3,535	3.8%	31,853	9.7%	3,535	7.6%
Other (b)	65,475	9.4%	4,343	4.7%	21,602	6.6%	1,409	3.0%
U.S. Total	443,698	63.7%	59,217	63.8%	172,442	52.4%	25,870	55.9%

International
Industrial	51,489	7.4%	9,932	10.7%	41,180	12.5%	7,965	17.2%
Office	69,781	10.0%	5,413	5.8%	45,591	13.9%	3,892	8.4%
Warehouse	52,103	7.5%	10,628	11.4%	25,131	7.6%	4,802	10.4%
Retail	79,722	11.4%	7,659	8.3%	44,887	13.6%	3,728	8.1%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other	—	—%	—	—%	—	—%	—	—%
International Total	253,095	36.3%	33,632	36.2%	156,789	47.6%	20,387	44.1%

Total
Industrial	188,723	27.1%	38,242	41.2%	99,809	30.3%	21,196	45.8%
Office	182,080	26.1%	12,207	13.1%	77,544	23.6%	6,183	13.4%
Warehouse	121,585	17.5%	24,615	26.5%	44,980	13.6%	9,225	20.0%
Retail	107,077	15.3%	9,907	10.7%	53,443	16.2%	4,709	10.2%
Self Storage	31,853	4.6%	3,535	3.8%	31,853	9.7%	3,535	7.6%
Other (b)	65,475	9.4%	4,343	4.7%	21,602	6.6%	1,409	3.0%
Total (c)	$696,793	100.0%	92,849	100.0%	$329,231	100.0%	46,257	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: education facility, hotel, theater, sports facility and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of June 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores (b)	$140,901	20.2%	20,847	22.5%	$57,115	17.3%	7,676	16.6%
Consumer Services	69,108	9.9%	5,565	6.0%	50,304	15.3%	4,137	8.9%
High Tech Industries	45,460	6.5%	3,267	3.5%	14,900	4.5%	1,341	2.9%
Automotive	39,488	5.7%	6,599	7.1%	21,465	6.5%	3,354	7.3%
Sovereign and Public Finance	39,239	5.6%	3,408	3.7%	30,264	9.2%	3,000	6.5%
Construction and Building	36,970	5.3%	8,294	8.9%	25,732	7.8%	6,322	13.7%
Hotel, Gaming and Leisure	33,844	4.9%	2,254	2.4%	8,917	2.7%	751	1.6%
Beverage, Food and Tobacco	30,179	4.3%	6,691	7.2%	19,847	6.0%	5,175	11.2%
Cargo Transportation	29,277	4.2%	4,229	4.6%	16,998	5.2%	2,595	5.6%
Media: Advertising, Printing and Publishing	27,727	4.0%	1,695	1.8%	5,787	1.8%	655	1.4%
Healthcare and Pharmaceuticals	27,658	4.0%	1,988	2.1%	7,529	2.3%	640	1.4%
Capital Equipment	26,781	3.8%	4,932	5.3%	17,358	5.3%	2,777	6.0%
Containers, Packaging and Glass	26,647	3.8%	5,325	5.7%	7,581	2.3%	1,556	3.4%
Wholesale	14,561	2.1%	2,806	3.0%	4,365	1.3%	741	1.6%
Business Services	12,067	1.7%	1,628	1.8%	574	0.2%	67	0.1%
Durable Consumer Goods	11,042	1.6%	2,485	2.7%	1,329	0.4%	370	0.8%
Grocery	10,783	1.5%	1,260	1.4%	4,768	1.4%	421	0.9%
Aerospace and Defense	10,620	1.5%	1,183	1.3%	5,197	1.6%	700	1.5%
Chemicals, Plastics and Rubber	9,481	1.4%	1,088	1.2%	1,911	0.6%	245	0.5%
Metals and Mining	9,473	1.4%	1,413	1.5%	1,602	0.5%	208	0.4%
Oil and Gas	8,153	1.2%	368	0.4%	5,660	1.7%	276	0.6%
Telecommunications	8,000	1.1%	582	0.6%	3,688	1.1%	296	0.6%
Non-Durable Consumer Goods	7,768	1.1%	1,883	2.0%	4,877	1.5%	1,319	2.9%
Banking	7,314	1.1%	597	0.6%	—	—%	—	—%
Other (c)	14,252	2.1%	2,462	2.7%	11,463	3.5%	1,635	3.6%
Total (d)	$696,793	100.0%	92,849	100.0%	$329,231	100.0%	46,257	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes automotive dealerships.

(c)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper, environmental industries and consumer transportation. Also includes square footage for any vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Diversification by Geography
In thousands, except percentages. Pro rata. As of June 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
South
Texas	$56,420	8.1%	8,321	9.0%	$27,949	8.5%	5,004	10.8%
Florida	27,934	4.0%	2,600	2.8%	22,454	6.8%	2,217	4.8%
Georgia	19,032	2.7%	3,148	3.4%	2,954	0.9%	414	0.9%
Tennessee	11,630	1.7%	1,915	2.1%	2,774	0.9%	671	1.5%
Other (b)	9,585	1.4%	1,988	2.1%	6,307	1.9%	1,642	3.5%
Total South	124,601	17.9%	17,972	19.4%	62,438	19.0%	9,948	21.5%

East
North Carolina	19,601	2.8%	4,518	4.9%	10,220	3.1%	2,266	4.9%
New Jersey	19,106	2.7%	1,232	1.3%	7,385	2.3%	646	1.4%
Pennsylvania	18,383	2.6%	2,526	2.7%	7,374	2.2%	1,477	3.2%
New York	17,956	2.6%	1,178	1.3%	758	0.2%	67	0.1%
Massachusetts	14,723	2.1%	1,390	1.5%	10,685	3.3%	1,163	2.5%
Virginia	8,018	1.2%	1,093	1.2%	4,929	1.5%	413	0.9%
Other (b)	23,115	3.3%	4,742	5.1%	4,717	1.4%	834	1.8%
Total East	120,902	17.3%	16,679	18.0%	46,068	14.0%	6,866	14.8%

West
California	54,111	7.8%	3,665	3.9%	9,530	2.9%	1,235	2.7%
Arizona	26,446	3.8%	3,049	3.3%	8,110	2.5%	680	1.5%
Colorado	10,524	1.5%	1,268	1.4%	4,676	1.4%	444	1.0%
Other (b)	25,489	3.7%	3,282	3.5%	10,535	3.2%	1,298	2.8%
Total West	116,570	16.8%	11,264	12.1%	32,851	10.0%	3,657	8.0%

Midwest
Illinois	21,336	3.1%	3,246	3.5%	6,601	2.0%	1,438	3.1%
Michigan	11,743	1.7%	1,380	1.5%	4,055	1.2%	708	1.5%
Indiana	9,163	1.3%	1,418	1.5%	3,153	1.0%	433	0.9%
Ohio	8,376	1.2%	1,911	2.0%	4,329	1.3%	934	2.0%
Missouri	7,091	1.0%	1,305	1.4%	3,352	1.0%	324	0.7%
Other (b)	23,916	3.4%	4,042	4.4%	9,595	2.9%	1,562	3.4%
Total Midwest	81,625	11.7%	13,302	14.3%	31,085	9.4%	5,399	11.6%
U.S. Total	443,698	63.7%	59,217	63.8%	172,442	52.4%	25,870	55.9%

International
Germany	59,668	8.6%	7,131	7.7%	33,146	10.1%	3,938	8.5%
France	42,826	6.1%	7,836	8.4%	15,962	4.8%	3,182	6.9%
United Kingdom	34,607	5.0%	2,681	2.9%	32,160	9.8%	2,355	5.1%
Spain	28,130	4.0%	2,927	3.1%	28,130	8.5%	2,927	6.3%
Finland	19,702	2.8%	1,588	1.7%	6,956	2.1%	640	1.4%
Poland	17,020	2.4%	2,189	2.4%	1,880	0.6%	362	0.8%
The Netherlands	14,389	2.1%	2,233	2.4%	11,357	3.5%	1,792	3.9%
Australia	11,231	1.6%	3,160	3.4%	11,231	3.4%	3,160	6.8%
Other (c)	25,522	3.7%	3,887	4.2%	15,967	4.8%	2,031	4.4%
International Total	253,095	36.3%	33,632	36.2%	156,789	47.6%	20,387	44.1%
Total (d)	$696,793	100.0%	92,849	100.0%	$329,231	100.0%	46,257	100.0%
________

Investing for the long runTM | 31

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties within South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties within East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire and West Virginia. Other properties within West include assets in Alaska, Montana, New Mexico, Nevada, Oregon, Utah, Washington and Wyoming. Other properties within Midwest include assets in Minnesota, Kansas, Wisconsin, Nebraska, Iowa, North Dakota and South Dakota.

(c)	Includes assets in Norway, Austria, Hungary, Thailand, Sweden, Canada, Belgium, Malaysia, Mexico and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 32

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of June 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$292,561	42.0%	37,011	40.0%	$139,013	42.2%	16,775	36.3%
Fixed	191,489	27.5%	28,873	31.1%	96,992	29.5%	15,247	33.0%
CPI-based	177,749	25.5%	23,256	25.0%	81,390	24.7%	12,620	27.3%
Other (b)	28,325	4.0%	1,981	2.0%	9,722	3.0%	835	1.7%
None	6,669	1.0%	612	0.7%	2,114	0.6%	248	0.5%
Vacant	—	—%	1,116	1.2%	—	—%	532	1.2%
Total (c)	$696,793	100.0%	92,849	100.0%	$329,231	100.0%	46,257	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Represents leases attributable to percentage rent.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 33

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes properties that were owned and continuously in operation during the period from June 30, 2015 to June 30, 2016. Excludes properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of June 30, 2016.

	ABR			Percent
Property Type	As of June 30, 2016	As of June 30, 2015	Increase	Increase
Office	$157,973	$155,796	$2,177	1.4%
Industrial	155,979	154,767	1,212	0.8%
Warehouse	117,650	116,581	1,069	0.9%
Retail	99,493	98,948	545	0.6%
Self Storage	31,853	31,853	—	—%
Other (a)	48,185	47,809	376	0.8%
Total	$611,133	$605,754	$5,379	0.9%

Rent Adjustment Measure
(Uncapped) CPI	$269,534	$268,326	$1,208	0.5%
Fixed	157,250	154,778	2,472	1.6%
CPI-based	151,826	150,335	1,491	1.0%
Other	27,352	27,144	208	0.8%
None	5,171	5,171	—	—%
Total	$611,133	$605,754	$5,379	0.9%

Geography
U.S.	$386,328	$382,428	$3,900	1.0%
Europe	211,621	210,407	1,214	0.6%
Other International	13,184	12,919	265	2.1%
Total	$611,133	$605,754	$5,379	0.9%

Same Store Portfolio Summary
Number of properties	802
Square footage (in thousands)	79,913
________

(a)	Includes ABR from tenants with the following property types: education facility, hotel, theater, sports facility and residential.

Investing for the long runTM | 34

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Leasing Activity
For the three months ended June 30, 2016, except ABR. Pro rata.

Lease Renewals and Extensions						Expected Tenant Improvements/Leasing Commissions ($’000)
			ABR (a)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s) (b)	Releasing Spread		Incremental Lease Term
Industrial	4,460	1	$180	$180	—%	$16	3 years
Office	390,380	1	7,577	5,172	(31.7)%	7,747	20 years
Warehouse	—	—	—	—	—%	—	N/A
Retail	—	—	—	—	—%	—	N/A
Self Storage	—	—	—	—	—%	—	N/A
Other	—	—	—	—	—%	—	N/A
Total / Weighted Average (c)	394,840	2	$7,757	$5,352	(31.0)%	$7,763	19.4 years

Q2 Summary
Prior Lease ABR (% of Total Portfolio)			1.1%

New Leases				Tenant Improvements/Leasing Commissions ($’000)
			ABR (a)
Property Type	Square Feet	Number of Leases	New Lease ($'000s)		New Lease Term
Industrial	—	—	$—	$—	N/A
Office	31,115	1	400	223	7 years
Warehouse	157,080	1	723	576	10.2 years
Retail (d)	143,352	1	2,000	795	20.4 years
Self Storage	—	—	—	—	N/A
Other	—	—	—	—	N/A
Total / Weighted Average (e)	331,547	3	$3,123	$1,594	16.3 years
________

(a)	Represents cash ABR.

(b)	New Lease amounts are based on in-place rents at time of lease commencement. Does not include any free rent periods.

(c)	Weighted average refers to the incremental lease term.

(d)	Contractual lease term for new lease begins in September 2017.

(e)	Weighted average refers to the new lease term.

Investing for the long runTM | 35

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
June 30, 2016 (b)	1	$291	—%	11	—%
Remaining 2016 (c)	6	8,706	1.3%	749	0.8%
2017 (d)	15	25,990	3.7%	2,877	3.1%
2018	26	38,021	5.6%	7,481	8.1%
2019	25	32,941	4.7%	3,893	4.2%
2020	25	36,330	5.2%	3,552	3.8%
2021	81	43,140	6.2%	6,846	7.4%
2022	37	63,486	9.1%	8,487	9.1%
2023	16	38,260	5.5%	4,924	5.3%
2024	44	93,013	13.3%	11,719	12.6%
2025	44	33,404	4.8%	3,645	3.9%
2026	23	21,376	3.1%	3,118	3.4%
2027	25	42,013	6.0%	6,277	6.8%
2028	9	20,391	2.9%	2,598	2.8%
2029	11	19,400	2.8%	2,897	3.1%
Thereafter (>2029)	92	180,031	25.8%	22,659	24.4%
Vacant	—	—	—%	1,116	1.2%
Total (e)	480	$696,793	100.0%	92,849	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for a lease that expired on June 30, 2016.

(c)	A month-to-month lease with ABR of $0.1 million is included in 2016 ABR.

(d)
Includes ABR of $12.8 million from a lease on a domestic property that had its expiration date accelerated from 2018 to 2017 during the second quarter of 2016. This property was classified as held for sale as of June 30, 2016.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 36

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2016

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
June 30, 2016 (b)	1	$291	0.1%	11	—%
Remaining 2016 (c)	2	211	0.1%	25	0.1%
2017	9	7,385	2.2%	1,306	2.8%
2018	20	25,908	7.9%	4,616	10.0%
2019	12	8,422	2.6%	1,533	3.3%
2020	11	11,176	3.4%	1,496	3.2%
2021	13	12,875	3.9%	2,180	4.7%
2022	9	12,747	3.9%	2,340	5.1%
2023	6	6,404	1.9%	1,391	3.0%
2024	15	46,708	14.2%	6,122	13.2%
2025	32	18,719	5.7%	1,524	3.3%
2026	8	6,958	2.1%	576	1.2%
2027	14	18,945	5.7%	2,482	5.4%
2028	6	9,524	2.9%	1,700	3.7%
2029	9	17,861	5.4%	2,546	5.5%
Thereafter (>2029)	73	125,097	38.0%	15,877	34.3%
Vacant	—	—	—%	532	1.2%
Total (d) (e)	240	$329,231	100.0%	46,257	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for a lease that expired on June 30, 2016.

(c)	A month-to-month lease with ABR of $0.1 million is included in 2016 ABR.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 37

W. P. Carey Inc.
Investment Management
Second Quarter 2016

Investing for the long runTM | 38

W. P. Carey Inc.
Investment Management – Second Quarter 2016

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended June 30, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF
General
Year established	2007	2013	2010	2015	2015
Total AUM (a) (b)	$5,785,414	$2,054,241	$2,887,508	$813,694	$168,391

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC
Number of net-leased properties	386	59	N/A	N/A	N/A
Number of operating properties	60	75	35	6	N/A
Number of tenants – net-leased properties (c)	114	99	N/A	N/A	N/A
Square footage (c)	41,177	9,495	6,848	1,329	N/A
Occupancy (d)	99.8%	100.0%	79.1%	80.5%	N/A
Acquisitions – second quarter	$47,228	$75,010	$—	$59,517	N/A
Dispositions – second quarter	63,114	—	—	—	N/A

Balance Sheet (Book Value)
Total assets	$4,718,445	$2,198,774	$2,507,016	$841,554	$170,306
Total debt	2,034,140	1,104,958	1,467,965	352,768	57,270
Total debt / total assets	43.1%	50.3%	58.6%	41.9%	33.6%

Investor Capital
Gross offering proceeds – second quarter (e)	N/A	N/A	N/A	$66,363	$36,647
Status	Closed	Closed	Closed	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	$470,362	$52,617
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF.

(b)	CCIF Total AUM includes $50.0 million of initial investment, including $25.0 million made by W. P. Carey Inc. Management fees are not paid on this portion of Total AUM.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. CPA®:18 – Global’s multi-tenant net-leased properties have an occupancy of 96.6% and square footage of 0.4 million. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the six months ended June 30, 2016. Occupancy for CPA®:17 – Global's 59 self-storage properties was 92.7% as of June 30, 2016. Occupancy for CPA®:18 – Global's 67 self-storage properties and eight multi-family properties was 91.6% and 94.1%, respectively, as of June 30, 2016.

(e)
Excludes distribution reinvestment plan proceeds. Net distribution reinvestment plan proceeds for the three months ended June 30, 2016 were $15.6 million for CPA®:17 – Global, $8.0 million for CPA®:18 – Global, $5.5 million for CWI 1 and $2.5 million for CWI 2.

Investing for the long runTM | 39

W. P. Carey Inc.
Investment Management – Second Quarter 2016

Managed Programs Fee Summary
Dollars in thousands. For the three months ended June 30, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF (a)	Total
Year established	2007	2013	2010	2015	2015
Status	Closed	Closed	Closed	Open	Open

1. Structuring Fees
Structuring fee, gross (% of total aggregate cost)	4.50% (b)	4.50% (b)	2.50%	2.50%	N/A
Net of subadvisor fees (c)	4.50%	4.50%	2.00%	1.875%	N/A
Gross acquisition volume - current quarter	$47,228	$75,010	$—	$59,517	N/A	$181,755
Structuring revenue - current quarter	$1,162	$3,318	$—	$1,488	N/A	$5,968

2. Asset Management Fees
Asset management fee, gross (% of average AUM, per annum)	0.50% (d)	0.50% (d)	0.50% (d)	0.55% (d)	1.75% - 2.00% (e)
Net of subadvisor fees (c)	0.50%	0.50%	0.40%	0.41%	0.875% - 1.00%
Total AUM - current quarter	$5,785,414	$2,066,628	$2,889,232	$813,694	$168,391	$11,723,359
Total AUM - prior quarter	$5,789,059	$2,086,427	$2,889,170	$725,683	$105,394	$11,595,733
Average AUM	$5,787,237	$2,076,528	$2,889,201	$769,689	$136,893	$11,659,546
Asset management revenue - second quarter	$7,484	$2,468	$3,538	$840	$660	$15,005	(f)

3. Operating Partnership Interests (g)
Operating partnership interests, gross (% of Available Cash)	10.00%	10.00%	10.00%	10.00%	N/A
Net of subadvisor fees (c)	10.00%	10.00%	8.00%	7.50%	N/A
Equity in earnings of equity method investments in the Managed Programs and real estate (profits interest) - second quarter	$5,859	$2,380	$1,586	$336	N/A	$10,161

4. Distribution Fees / Expenses
Dealer manager fee	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which may be re-allowed to selected broker dealers.
Selling commission	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Distribution and shareholder servicing fee
We receive an annual distribution and shareholder servicing fee in connection with shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

Dealer manager fees received (revenues) - second quarter	$—	$—	$—	$881	$468	$1,372	(h)
Dealer manager fees paid and expenses (operating) - second quarter	$—	$—	$—	$1,633	$959	$2,620	(i)
Net impact of dealer manager fees and expenses - second quarter	$—	$—	$—	$(752)	$(491)	$(1,248)	(h) (i)
________

(a)
In addition to the fees shown, CCIF may earn incentive fees on income and capital gains. Incentive fees on income are paid quarterly, if earned, and are calculated as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital. The incentive fee on capital gains is paid annually, if earned, and is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

(b)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(c)
The subadvisors for CWI 1, CWI 2, and CCIF earn a percentage of gross fees recorded, which are expenses for us and are recorded as Subadvisor fees in our consolidated statements of income. The amounts paid to the subadvisors are the difference between gross and net fees.

(d)
Based on average market value of assets. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA® REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(e)
Based on average of gross assets at the end of the two most recently completed calendar months. Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

Investing for the long runTM | 40

W. P. Carey Inc.
Investment Management – Second Quarter 2016

(f)	Total asset management revenue includes approximately $15,000 of other fees not related to the Managed Programs.

(g)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in the Managed Programs and real estate in our consolidated financial statements.

(h)	Total dealer manager fees received includes approximately $23,000 representing an immaterial true-up from a prior quarter’s activity.

(i)	Total dealer manager fees paid includes approximately $28,000 of other fees not related to the Managed Programs.

Investing for the long runTM | 41

W. P. Carey Inc.
Investment Management – Second Quarter 2016

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the six months ended June 30, 2016.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q16
CPA®:17 – Global	Jacksonville University (a)	Jacksonville, FL	$18,263	Jan-16	Student Housing	65,450
CPA®:17 – Global (2 properties)	Matthew Warren, Inc.(a)	Houston, TX	8,848	Feb-16	Industrial	139,560
CPA®:18 – Global	University of Ghana (b)	Accra, Ghana	65,681	Feb-16	Education Facility	BTS
1Q16 Total			92,792			205,010

2Q16
CPA®:17 – Global (6 properties)	Civitas Media, LLC	Various, United States	11,957	Apr-16	Industrial	240,743
CPA®:17 – Global	FM Slovenska, s.r.o. (b) (c)	Sered, Slovakia	9,609	Jun-16	Warehouse	BTS
2Q16 Total			21,566			240,743

Year-to-Date Total Acquisitions – Net-Leased Properties			114,358			445,753

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q16
CPA®:18 – Global	Kissimmee, FL	6,619	Jan-16
CPA®:18 – Global	Avondale, LA	6,137	Jan-16
CPA®:18 – Global	Gilroy, CA	11,807	Feb-16
1Q16 Total		24,563

2Q16
CPA®:18 – Global (5 properties)	Various, United States	51,063	Apr-16
CPA®:17 – Global (5 properties) (acquired remaining 15.0% interest)	New York, NY	25,662	Apr-16
CPA®:18 – Global (b) (c)	Ontario, Canada	23,947	May-16
2Q16 Total		100,672

Year-to-Date Total Acquisitions – Self-Storage Properties		125,235

Investing for the long runTM | 42

W. P. Carey Inc.
Investment Management – Second Quarter 2016

Investment Activity – Managed REITs (continued)
Dollars in thousands. Pro rata. For the six months ended June 30, 2016.

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16
CWI 2 (a)	Bellevue, WA	186,950	Jan-16
CWI 1 (acquired remaining 25.0% interest) (d)	Sonoma, CA	21,087	Feb-16
CWI 1 (a)	Manchester Village, VT	86,314	Feb-16
1Q16 Total		294,351

2Q16
CWI 2 (a)	Rosslyn, VA	59,517	Jun-16
2Q16 Total		59,517

Year-to-Date Total Acquisitions – Hotels		353,868

Year-to-Date Total Acquisitions		$593,461

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q16
CPA®:17 – Global (3 properties)	Safeguard Self-Storage	Miami, Palm Harbor, and St. Petersburg, FL	$47,925	Mar-16
1Q16 Total			47,925

2Q16
CPA®:17 – Global (5 properties)	CubeSmart Self Storage	Mobile, AL; Baton Rouge and Slidell, LA; and Gulfport, MS	25,614	Apr-16
CPA®:17 – Global (4 properties)	Odessa Storage	Midland and Odessa, TX	37,500	Jun-16
2Q16 Total			63,114

Year-to-Date Total Dispositions			$111,039
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Amount reflects the applicable exchange rate on the date of the transaction.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

Investing for the long runTM | 43

W. P. Carey Inc.
Appendix
Second Quarter 2016

Investing for the long runTM | 44

W. P. Carey Inc.
Appendix – Second Quarter 2016

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Jun. 30, 2016
Consolidated Lease Revenues
Total lease revenues – as reported	$167,328
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	4,720
162,608

Plus: NOI from Operating Properties
Hotels NOI	2,471
Self-storage properties NOI	1
2,472

165,080

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,753
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,786)
(1,033)

164,047

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	12,520
Less: Straight-line rent amortization	(3,244)
Add: Other non-cash items	258
9,534

Pro Rata Cash NOI (a)	173,581

Adjustment to normalize for intra-period acquisitions and dispositions (b)	1,121

Normalized Pro Rata Cash NOI (a)	$174,702
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended June 30, 2016, the adjustment modifies our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to the additional pro rata share of cash NOI necessary to reflect ownership for the full quarter. For properties disposed of during the three months ended June 30, 2016, the adjustment eliminates our pro rata share of cash NOI for the period.

Investing for the long runTM | 45

W. P. Carey Inc.
Appendix – Second Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Consolidated – Last Five Quarters
In thousands.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income attributable to W. P. Carey	$51,661	$57,439	$51,049	$21,745	$63,348

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	66,581	84,452	74,237	75,512	65,166
Interest expense	46,752	48,395	49,001	49,683	47,693
(Benefit from) provision for income taxes	(8,217)	525	17,270	3,361	15,010
EBITDA (a)	156,777	190,811	191,557	150,301	191,217

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	35,429	—	7,194	19,438	591
Above- and below-market rent intangible and straight-line rent adjustments	9,908	(3,409)	4,270	8,940	10,150
Stock-based compensation expense	4,001	6,607	5,562	3,966	5,089
Unrealized losses (gains) (b)	536	(3,274)	1,189	(1,523)	(5,347)
Allowance for credit losses	—	7,064	8,748	—	—
	49,874	6,988	26,963	30,821	10,483
Adjustments for Non-Core Items (c)
Gain on sale of real estate, net	(18,282)	(662)	(3,507)	(1,779)	(16)
Restructuring and other compensation (d)	452	11,473	—	—	—
Merger (income) expenses (e)	(353)	(84)	(25,002)	630	27
Property acquisition and other expenses (f)	146	5,650	4,905	4,130	1,870
(Gain) loss on extinguishment of debt	(112)	1,925	7,950	(2,305)	—
Other (g)	2,439	(25,407)	(14,312)	239	509
	(15,710)	(7,105)	(29,966)	915	2,390
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,781	1,714	1,418	1,866	2,478
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,225)	(3,180)	(1,067)	(4,960)	(4,838)
	(3,444)	(1,466)	351	(3,094)	(2,360)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	(321)	4,939	2,524	1,909	1,754
Less: (Income) loss from equity investments in the Managed Programs	(3,069)	(873)	1,242	711	(572)
	(3,390)	4,066	3,766	2,620	1,182

Adjusted EBITDA (a)	$184,107	$193,294	$192,671	$181,563	$202,912
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(f)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million and $4.5 million, respectively.

Investing for the long runTM | 46

W. P. Carey Inc.
Appendix – Second Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

.

Investing for the long runTM | 47

W. P. Carey Inc.
Appendix – Second Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Owned Real Estate – Last Five Quarters
In thousands.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$51,404	$60,546	$45,033	$20,598	$51,110

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	65,457	83,360	73,189	74,529	64,150
Interest expense	46,752	48,395	49,001	49,683	47,693
(Benefit from) provision for income taxes	(9,410)	2,088	10,129	5,247	3,845
EBITDA - Owned Real Estate (a)	154,203	194,389	177,352	150,057	166,798

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	35,429	—	7,194	19,438	591
Above- and below-market rent intangible and straight-line rent adjustments	9,908	(3,409)	4,270	8,940	10,150
Stock-based compensation expense	907	1,837	1,929	1,468	2,021
Unrealized losses (gains) (b)	147	(3,308)	1,018	(1,628)	(5,280)
Allowance for credit losses	—	7,064	8,748	—	—
	46,391	2,184	23,159	28,218	7,482
Adjustments for Non-Core Items (c)
Gain on sale of real estate, net	(18,282)	(662)	(3,507)	(1,779)	(16)
Property acquisition expenses and other (d)	431	2,981	3,879	3,012	1,870
Merger (income) expenses (e)	(353)	(84)	(25,002)	630	27
(Gain) loss on extinguishment of debt	(112)	1,925	7,950	(2,305)	—
Restructuring and other compensation (f)	(13)	4,426	—	—	—
Other (g)	2,421	(25,440)	(14,307)	192	483
	(15,908)	(16,854)	(30,987)	(250)	2,364
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,781	1,714	1,418	1,866	2,478
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,225)	(3,180)	(1,067)	(4,960)	(4,838)
	(3,444)	(1,466)	351	(3,094)	(2,360)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	(321)	4,810	1,753	1,845	1,754
Less: (Income) loss from equity investments in the Managed Programs	(2,540)	(1,028)	68	(229)	(410)
	(2,861)	3,782	1,821	1,616	1,344

Adjusted EBITDA - Owned Real Estate (a)	$178,381	$182,035	$171,696	$176,547	$175,628
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(f)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

Investing for the long runTM | 48

W. P. Carey Inc.
Appendix – Second Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

Investing for the long runTM | 49

W. P. Carey Inc.
Appendix – Second Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Investment Management – Last Five Quarters
In thousands.

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$257	$(3,107)	$6,016	$1,147	$12,238

Adjustments to Derive Consolidated EBITDA
Provision for (benefit from) income taxes	1,193	(1,563)	7,141	(1,886)	11,165
Depreciation and amortization	1,124	1,092	1,048	983	1,016
EBITDA - Investment Management (a)	2,574	(3,578)	14,205	244	24,419

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Stock-based compensation expense	3,094	4,770	3,633	2,498	3,068
Unrealized losses (gains) (b)	389	34	171	105	(67)
	3,483	4,804	3,804	2,603	3,001
Adjustments for Non-Core Items (c)
Restructuring and other compensation (d)	465	7,047	—	—	—
Property acquisition and other expenses (e)	(285)	2,669	1,026	1,118	—
Other	18	33	(5)	47	26
	198	9,749	1,021	1,165	26

Adjustments for Equity Investments in the Managed Programs (f)
Add: Distributions received from equity investments in the Managed Programs	—	129	771	64	—
Less: (Income) loss from equity investments in the Managed Programs	(529)	155	1,174	940	(162)
	(529)	284	1,945	1,004	(162)

Adjusted EBITDA - Investment Management (a)	$5,726	$11,259	$20,975	$5,016	$27,284
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

(f)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

Investing for the long runTM | 50

W. P. Carey Inc.
Appendix – Second Quarter 2016

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly-owned investments. Adjustments for unconsolidated partnerships and jointly-owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as property acquisition and other expenses, which includes costs recorded related to the restructuring of Hellweg 2 and our formal strategic review, the reversal of liabilities for German real estate transfer taxes that were previously recorded in connection with the CPA®:15 merger, certain lease termination income, and expenses related to restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements. We also exclude realized gains/losses on foreign exchange transactions, other than those realized on the settlement of foreign currency derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

Investing for the long runTM | 51

W. P. Carey Inc.
Appendix – Second Quarter 2016

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the report date. ABR is not applicable to operating properties.

Investing for the long runTM | 52